Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations                                  Scientigo(TM) Inc.
Vince Buczek                                        6701 Carmel Road, Suite 205
(704)-506-3098                                      Charlotte, NC 28266
vbuczek@scientigo.com                               Telephone: 704.506.3098


        Stuart Yarbrough Joins Scientigo's Board of Directors as Chairman

Charlotte, NC - September_, 2005 - Market Central, Inc. (OTC BB: MKTE), (d.b.a. Scientigo(TM)), a leading innovator in intelligent business process automation technology announced that Stuart J. Yarbrough, 54, currently a principal in CrossHill Financial Group., has joined Scientigo's board of directors to fill a vacancy and was also elected chairman. Yarbrough's appointment is effective immediately.

"Stuart is widely acknowledged as a brilliant financial professional and savvy business leader," said Doyal Bryant, president and CEO of Scientigo. "These qualities combined with his entrepreneurial spirit fit well with Scientigo's culture, making Stuart the perfect addition to our board of directors. His extensive experience will be of incomparable value to our board as we continue to build and grow. We welcome Stuart's leadership as chairman of Scientigo's board."

In 1994, Yarbrough co-founded CrossHill Financial Group a private equity funding, mezzanine financing and bridge funding company based in Washington, D.C. area.

About Scientigo(TM)

Headquartered in Charlotte, North Carolina, Scientigo(TM) is a leader in intelligent Business Process Automation technologies, specializing in developing and licensing intellectual property to partners whose products and services complement our technologies for the benefit of clients. These customizable solutions enable organizations to convert data from a processing and storage burden into a competitive advantage, whether structured, semi-structured, or unstructured, whether it is in paper or digital form, and regardless of volume. In addition, Scientigo(TM) owns patents that address a set of key technical protocols, referred to as XML (Extensible Mark-up Language), a popular standard used to support the exchange of documents over the Internet. XML forms a basic building block for "web services" and the "semantic web." These protocols are embedded in software developed by large and small companies, including, for example Microsoft and IBM. Scientigo(TM) has retained and formed an exceptional intellectual property team that has implemented a comprehensive intellectual property strategy and will assist to secure additional intellectual property protection on its other inventions. Also, the Company provides customer support and professional services to support its products. For more information on Scientigo(TM), please visit www.scientigo.com
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This  news  release  may  contain  forward-looking  statements.  Forward-looking statements are indicated by words such as "expects,"  "intends,"  "anticipates,"
"believes"  and  similar  expressions.   Our  ability  to  achieve  the  results
anticipated  in  such  forward-looking   statements  is  subject  to  risks  and
uncertainties, including, without limitation, the potential interest of third parties in our intellectual property portfolio, any potential growth of our company, our ability to successfully maximize the value of our intellectual property assets, in addition to general economic conditions, operating results, market acceptance of our solutions and other risks detailed from time to time in
our  reports  filed  with  the   Securities  and  Exchange   Commission.   These
forward-looking statements are made in accordance with "safe harbor" provided by the Private Securities Litigation Reform Act of 1995 and no assurance can be given that the future results that are the subject of such forward-looking statements will be achieved. The Company undertakes no obligation to publicly update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.